Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Event [Line Items]
Subsequent Events

18. Subsequent Events

On June 6, 2025, the Company entered into a common shares purchase agreement and a registration rights agreement (collectively the “Purchase Agreement”) with B. Riley Principal Capital II LLC (“BRPC II”). Pursuant to the Purchase Agreement, the Company has the right, in the Company’s sole discretion, to elect to sell to BRPC II up to $20 million worth of the Company’s common shares in one or more transactions from time to time. BRPC II is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933, as amended (the “Securities Act”). Subsequently to June 30, 2025, the Company issued and sold 85,492 shares at an average price of $1.54 generating gross proceeds of $127,000.

In July 2025, the Company secured a term loan facility of an amount up to $12.4 million with a financial institution to partially fund the acquisition of the C/V A. Obelix. The expected financing amount shall not exceed the lower of 50% of the vessels purchase price or 75% of the vessels charter-free market values. The term of the loan is 6.5 years, bears interest at a margin over SOFR and will be repayable in 20 quarterly instalments with the first instalment at $1.35 million, 8 instalments at $0.95 million, 16 instalments at $0.2 million and the final instalment at $0.25 million.